Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA DFA Ultra Short Bond Portfolio

(the “Portfolio”)

Supplement dated December 11, 2023 to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2023

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on December 6, 2023, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved the termination of Dimensional Fund Advisors LP (“DFA”) as the subadviser to the Portfolio and approved the appointment of J.P. Morgan Investment Management Inc. (“JPMorgan”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA JPMorgan Ultra-Short Bond Portfolio” along with certain changes to the Portfolio’s principal investment strategies, including changes to its 80% investment policy. In addition, Portfolio management has determined to change the Portfolio’s benchmark index against which the Portfolio compares its performance from the ICE BofA ML 6-Month US Treasury Bill Index to the Bloomberg U.S. Aggregate Bond Index as the Portfolio’s primary index and ICE BofA ML 3-Month US Treasury Bill Index as the Portfolio’s secondary index. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s name, subadviser, principal investment strategies and techniques, benchmark index and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about April 29, 2024 (the “Effective Date”).

On the Effective Date, the following changes to the Summary Prospectus and Prospectus are made:

All references to “SA DFA Ultra Short Bond Portfolio” are replaced with “SA JPMorgan Ultra-Short Bond Portfolio.”

The disclosure in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA DFA Ultra Short Bond Portfolio – Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated short-term fixed, variable and floating rate debt. The Portfolio invests primarily in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high-quality money market instruments such as commercial paper and certificates of deposit. The Portfolio may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Under normal circumstances, the Portfolio maintains a duration of one year or less from the date of settlement, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Portfolio’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The Portfolio may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the subadviser’s discretion. The asset-backed securities in which the Portfolio may invest include “sub-prime” securities and collateralized loan obligations (CLOs). The Portfolio may invest in securities of any credit quality, but will invest primarily in investment grade securities.

The Portfolio may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Portfolio.

The subadviser allocates the Portfolio’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Portfolio, the subadviser looks for market sectors and individual securities that it believes will perform well over time. The subadviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

In the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA DFA Ultra Short Bond Portfolio – Principal Risks of Investing in the Portfolio,” the risk factors entitled “Hedging Risk” and “Illiquidity Risk” are deleted in their entirety and new risk factors entitled “Floating Rate Securities Risk,” “Mortgage- and Asset-Backed Securities Risk,” “Privately Placed Securities Risk,” and “Zero Coupon Bond Risk” are added.

Once the changes to the Portfolio’s subadviser, name, investment strategies and techniques, benchmark index and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.